Exhibit 99.17
                                -------------
                Computational Materials and/or ABS Term Sheets

                                   Deal Name

                                           -----------------------------------
MI Data              MI Flag               Please populate column C
                     % of Pool Covered     with the corresponding pool
                     Effective LTV         characteristics in Column B.
                                           - For values in currency format,
                                           omit $.
                                           - For values in percentage format,
                                           provide data to 3 decimal places
                                           and omit %.
                                           - For WAC Net Rate, subtract
                                           servicing fee,trustee fee,
                                           and initial MI fee.
                                           - For MI Flag, Y or N.
                                           -----------------------------------




DTI Distribution

                     DTI <10.00
                     DTI 10.00-19.99
                     DTI 20.00-29.99
                     DTI 30.00-39.99
                     DTI 40.00-49.99
                     DTI 50.00-59.99
                     DTI 60.00-69.99

-----------------------------------------------------------------------------------------------------------------------------------
                          Number                      Avg. Loan     % of     WA    % Owner     %                           % Second
    Product Type        of Loans   Loan Balance      Balance      Total IO  FICO   Occupied   Purchase  WA DTI  % Full Doc    Liens
2/28 ARM 24 Month IO         245      61,239,781    249,958.29     40.396%   602    8.909%     7.471%             6.881%     0.000%
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO          17       3,257,963    191,644.90      2.149%   602    0.479%     0.268%             0.416%     0.000%
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO         291      68,899,272    236,767.26     45.448%   605   10.101%     6.191%             8.612%     0.000%
3/27 ARM 60 Month IO          28       5,361,834    191,494.09      3.537%   603    0.731%     0.304%             0.654%     0.000%
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed               975     129,105,099    132,415.49      8.470%   601   18.474%     3.997%            13.151%     0.000%
      15 Fixed               126       6,863,430     54,471.67      0.000%   592    0.959%     0.110%             0.692%     0.000%
        Other              2,805     405,841,094    144,684.88      0.000%   588   58.288%    27.979%            36.002%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------
       Totals:              4487  680,568,474.62    151,675.61    100.000%   594   97.940%    46.320%            66.408%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Init Rate Cap
-------------------------------------------------------------------------------------------------------------------
                               %1.000-    %1.500-   %2.000-   %2.500-   %3.000-   %3.500-    %4.000-   %5.000-
     Product Type               1.499      1.999     2.499     2.999     3.499      3.99      4.499     5.499
2/28 ARM 24 Month IO            0.00%      8.36%     0.00%     0.00%     0.64%     0.00%      0.00%     0.00%
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO            0.00%      0.07%     0.11%     0.00%    30.70%     0.00%      0.00%     0.00%
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO            0.03%      8.55%     0.00%     0.00%     1.55%     0.00%      0.00%     0.00%
3/27 ARM 60 Month IO            0.00%      0.05%     0.02%     0.00%     0.72%     0.00%      0.00%     0.00%
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
       30 Fixed                 0.00%      0.00%     0.00%     0.00%     0.00%     0.00%      0.00%     0.00%
       15 Fixed                 0.00%      0.00%     0.00%     0.00%     0.00%     0.00%      0.00%     0.00%
        Other                   1.92%     45.27%     0.67%     0.00%    11.68%     0.00%      0.00%     0.00%
-------------------------------------------------------------------------------------------------------------------
       Totals:                195.20%     62.29%     0.79%     0.00%    14.89%     0.00%      0.00%     0.00
-------------------------------------------------------------------------------------------------------------------


Percentage by range                                         Loans without MI
                                                                FICOs
                            <450     451-500   501-550     551-600   601-650   651-700     701-750     >750
                         ----------------------------------------------------------------------------------------------
                   <20      0.000      0.000    0.096      0.163       0.095   0.007        0.005      0.000
                         ----------------------------------------------------------------------------------------------
                  20-30     0.000      0.007    0.130      0.380       0.155   0.065        0.009      0.000
                         ----------------------------------------------------------------------------------------------
                  30-40     0.000      0.021    0.715      0.791       0.319   0.071        0.003      0.016
                         ----------------------------------------------------------------------------------------------
                  40-50     0.000      0.015    1.084      1.355       0.766   0.096        0.033      0.000
                         ----------------------------------------------------------------------------------------------
     LTVs         50-60     0.000      0.044    2.936      3.240       1.262   0.253        0.008      0.000
                         ----------------------------------------------------------------------------------------------
                  60-70     0.002      0.135    4.650      4.161       2.341   0.205        0.000      0.091
                         ----------------------------------------------------------------------------------------------
                  70-80     0.000      0.204    7.517      7.535       5.964   1.461        0.288      0.120
                         ----------------------------------------------------------------------------------------------
                  80-90     0.000      0.091    4.964     11.148      19.903   7.777        1.417      0.382
                         ----------------------------------------------------------------------------------------------
                  90-100    0.000      0.016    0.544      1.392       0.818   0.316        0.037      0.009
                         ----------------------------------------------------------------------------------------------
                   >100     0.000      0.008    0.403      0.910       0.927   0.094        0.018      0.012
                         ----------------------------------------------------------------------------------------------

                                                            Loans with MI
                                                                FICOs
                            <450     451-500   501-550     551-600   601-650   651-700     701-750     >750
                         ------------------------------------------------------------------------------------------
                   <20        0         0         7           6         7         1          1          0
                         ------------------------------------------------------------------------------------------
                  20-30       0         1        15           24       12         5          1          0
                         ------------------------------------------------------------------------------------------
                  30-40       0         2        44           52       18         4          1          2
                         ------------------------------------------------------------------------------------------
                  40-50       0         1        63           75       39         7          2          0
                         ------------------------------------------------------------------------------------------
     LTVs         50-60       0         4        141         140       61         10         1          0
                         ------------------------------------------------------------------------------------------
                  60-70       1        11        207         194       106        15         0          2
                         ------------------------------------------------------------------------------------------
                  70-80       0        10        341         311       237        77        13          4
                         ------------------------------------------------------------------------------------------
                  80-90       0         4        215         441       827       374        62         16
                         ------------------------------------------------------------------------------------------
                  90-100      0         1        26           62       48         10         2          1
                         ------------------------------------------------------------------------------------------
                   >100       0         1        21           48       46         2          2          2
                         ------------------------------------------------------------------------------------------


Loan Count                                                 Loans without MI
                                                                FICOs
                            <450     451-500   501-550     551-600   601-650   651-700     701-750     >750
                         ------------------------------------------------------------------------------------------
                     <20
                         ------------------------------------------------------------------------------------------
                    20-30
                         ------------------------------------------------------------------------------------------
                    30-40
                         ------------------------------------------------------------------------------------------
                    40-50
                         ------------------------------------------------------------------------------------------
       LTVs         50-60
                         ------------------------------------------------------------------------------------------
                    60-70
                         ------------------------------------------------------------------------------------------
                    70-80
                         ------------------------------------------------------------------------------------------
                    80-90
                         ------------------------------------------------------------------------------------------
                   90-100
                         ------------------------------------------------------------------------------------------
                    >100
                         ------------------------------------------------------------------------------------------
                      #

                                                            Loans with MI
                                                                FICOs
                            <450     451-500   501-550     551-600   601-650   651-700     701-750     >750
                         ------------------------------------------------------------------------------------------
                     <20
                         ------------------------------------------------------------------------------------------
                    20-30
                         ------------------------------------------------------------------------------------------
                    30-40
                         ------------------------------------------------------------------------------------------
                    40-50
                         ------------------------------------------------------------------------------------------
       LTVs         50-60
                         ------------------------------------------------------------------------------------------
                    60-70
                         ------------------------------------------------------------------------------------------
                    70-80
                         ------------------------------------------------------------------------------------------
                    80-90
                         ------------------------------------------------------------------------------------------
                   90-100
                         ------------------------------------------------------------------------------------------
                    >100
                         ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category broken down between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
------------------------------------------------------------------------------